UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

THE TJX COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
 (Address of principal executive offices) (Zip Code)

(508) 390-1000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2026, The TJX Companies, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with Kenneth Canestrari, Senior Executive Vice President, Group President, in connection with his planned retirement from the Company. The Agreement amends Mr. Canestrari’s employment agreement with the Company dated February 2, 2018, as most recently amended as of February 2, 2024 (the “Employment Agreement”). Under the Agreement, Mr. Canestrari’s employment will continue and the term of his Employment Agreement is extended until April 30, 2027. Effective January 31, 2027, he will no longer serve as an executive officer of the Company, and his employment will continue as a Senior Executive Vice President until his scheduled retirement date of April 30, 2027. During this period, Mr. Canestrari will continue to perform such duties and responsibilities as may be specified by the Company, including in connection with the transition of his responsibilities. Mr. Canestrari will continue to be eligible for compensation and benefits under his Employment Agreement. In connection with his scheduled retirement, he will not participate in the Company’s Management Incentive Plan or Long Range Performance Incentive Plan (“LRPIP”) for performance periods beginning in fiscal year 2028 or later and will not receive new equity grants under the Company’s Stock Incentive Plan (“SIP”). Following Mr. Canestrari’s retirement, he will be eligible for benefits under the Company’s plans and programs in accordance with applicable plan terms, including, without limitation, special service recognition benefits with respect to his existing award opportunities under LRPIP and his outstanding awards under the SIP. Mr. Canestrari will remain subject to continuing non-competition, non-solicitation and confidentiality obligations under the Employment Agreement and applicable plan documents and agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Alicia C. Kelly
Alicia C. Kelly
Executive Vice President, Secretary and
General Counsel

Dated: October 20, 2026